UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 29, 2013

Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐                                                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐                                                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐                                                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐                                                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

East West Bancorp, Inc.

Current Report of Form 8-K

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 29, 2013, the Board of Directors of East West Bancorp, Inc. (the “Company”) approved an amendment, effective immediately, to Article III, Section 3.3 to the Company’s Bylaws to provide that directors are elected by a majority of the votes cast, except in the case of an election for directors in which there are one or more stockholder nominees, in which case a plurality standard shall govern. A copy of the Bylaws, as amended, is filed as Exhibit 3.10 to this Current Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

3.10        Amended and Restated Bylaws of East West Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 29, 2013

EAST WEST BANCORP, INC.

By:	/s/ Douglas P. Krause
Douglas P. Krause, Esq.
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.10	Amended and Restated Bylaws of East West Bancorp, Inc.